UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 _______________


         Date of Report (Date of earliest event reported): JUNE 7, 2002




                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-22433              75-2692967
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File  Number)        Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS  78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code:  (512) 427-3300


================================================================================

ITEM  5.  OTHER  EVENTS.

     On June 7, 2002, the Registrant issued a press release announcing that Gene Shepherd has been name CFO and other executive promotions. The full text of the press release which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (c) Exhibits

                    Item               Exhibit
                    ----               -------

                    99.1*              Press  Release  dated
                                       June  6,  2002.



_______
*  filed  herewith.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


BRIGHAM  EXPLORATION  COMPANY



Date:     June 6, 2002                   By:     /s/  Ben M. Brigham
                                                 -------------------
                                                      Ben M. Brigham
                                                      Chief Executive Officer
                                                      President


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                                INDEX TO EXHIBITS

                     Item  Number               Exhibit
                     ------------               -------

                     99.1*               Press  Release  dated
                                         June  6,  2002.


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
                                                                    EXHIBIT 99.1



[GRAPHIC  OMITED]                                                   NEWS RELEASE
     BRIGHAM
EXPLORATION COMPANY                                        FOR IMMEDIATE RELEASE


BRIGHAM  EXPLORATION  NAMES  GENE  SHEPHERD  AS  CFO  AND  ANNOUNCES  EXECUTIVE
PROMOTIONS

================================================================================

     Austin, TX - June 6, 2002 -- Brigham Exploration Company (NASDAQ:BEXP) announced today it has named Eugene B. Shepherd, Jr. Chief Financial Officer. In addition, David Brigham has been promoted to Executive Vice President of Land and Administration while Malcolm Brown has been promoted to Vice President and Controller.

     As Chief Financial Officer, Gene Shepherd will direct the Company's finance and accounting activities, including the initiation, structuring and execution of capital formation transactions. Mr. Shepherd has approximately twenty years of financial and operational experience in the energy industry. Most recently, he was Integrated Energy Managing Director at ABN AMRO Bank, an investment banking firm, where he executed M&A advisory, capital markets and syndicated loan transactions for energy companies. Prior to ABN AMRO, Mr. Shepherd spent two years as Investment Banking Director for Prudential Securities Incorporated, where he executed a wide range of transactions for energy companies. Before joining Prudential, Mr. Shepherd spent eight years as Investment Banking Vice President for Stephens Inc., and four years with Merrill Lynch Capital Markets. Preceding his tenure with Merrill Lynch, Mr. Shepherd spent four years working as a Petroleum Engineer with Amoco Production Company and the Railroad Commission of Texas. He has a bachelor's degree in petroleum engineering and a master's degree in business administration from the University of Texas at Austin.

     Brigham Exploration Company also announced that David Brigham's title has changed from Senior Vice President of Land and Administration to Executive Vice President of Land and Administration, and that Malcom Brown has been promoted to Vice President, in addition to his current role as Controller for the Company.

     After approximately three years of service to Brigham Exploration Company, Curtis F. Harrell has resigned as Executive Vice President and Chief Financial Officer to manage a large, privately held exploration and production company based in Houston, Texas.

     Bud Brigham, the Company's Chairman, CEO and President, stated, "On behalf of our Board of Directors, we are extremely excited about the addition of Gene Shepherd to our Company's executive management team. We've been successful at attracting top-flight talent, and Gene is the latest example. Gene has a remarkable base of experience and knowledge in both areas of capital formation and oil and gas operations, and his skills and capabilities ideally prepare him for the next phase of our Company's growth. We're also pleased to recognize the contributions that David Brigham and Malcom Brown have made to our Company. We believe that our management team members possess unique and complementary expertise that will drive the successful execution of our corporate strategic goals."

     Bud Brigham further stated, "Curtis Harrell provided distinguished leadership to our Company over the past three years. We have benefited immensely from his talents, and will miss him as part of our management team. We wish him the very best of success in his future endeavors."

ABOUT  BRIGHAM  EXPLORATION
     Brigham Exploration Company is an independent exploration and production company that applies 3-D seismic imaging and other advanced technologies to systematically explore and develop onshore domestic natural gas and oil provinces. For more information about Brigham Exploration, please visit the Company's website at www.bexp3d.com or contact Investor Relations at
                        --------------
512-427-3444.

Contact:     Bud  Brigham,  Chairman,  CEO  and  President
             (512)  427-3300  /  investor@bexp3d.com


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